Exhibit 10.1

FOURTH AMENDMENT

TO

TERM LOAN AGREEMENT

FOURTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), dated as of March 11, 2014, by and between VIGGLE INC., a Delaware corporation (“Borrower”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, and its successors and assigns (“Lender”).

RECITALS:

WHEREAS, Borrower and Lender have entered into that certain Term Loan Agreement, dated as of March 11, 2013 (as amended by that certain First Amendment to Term Loan Agreement dated as of September 10, 2013, that certain Second Amendment to Term Loan Agreement dated as of December 13, 2013, that certain Third Amendment to Term Loan Agreement dated as of February 13, 2014 and as otherwise amended, restated, modified and/or supplemented from time to time prior to the date hereof, the “Loan Agreement”; except as otherwise herein expressly provided, all capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement), pursuant to which Lender provides Borrower with certain financial accommodations;

WHEREAS, Borrower has requested that Lender make certain amendments to the Loan Agreement in order to increase the Commitment Amount from $30,000,000 to $35,000,000; and

WHEREAS, Lender has agreed to such amendments on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 2 below, Borrower and Lender hereby agree to amend the Loan Agreement as follows:

(a) The following definitions are hereby inserted in Section 1.1 of the Loan Agreement in their appropriate alphabetical order:

“Borrower Pledge Agreement” means that certain Pledge and Security Agreement dated as of the Fourth Amendment Date made by Borrower in favor of Lender, as same may be amended, supplemented, renewed, extended, replaced, or restated from time to time.

“Fourth Amendment Date” means March 11, 2014.

(b) The following definitions set forth in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety to provide as follows:

“Commitment Amount” means Thirty Five Million Dollars ($35,000,000).

(c) Section 2.11 of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

“2.11           Use of Proceeds.  The proceeds of the Loans made by Lender to Borrower (a) prior to the Second Amendment in the aggregate principal amount of $10,000,000 were used by Borrower solely for working capital and other general corporate purposes, (b) on and after the Second Amendment Date but prior to the Fourth Amendment Date in the aggregate principal amount of $20,000,000 were used by Borrower solely as follows:  (i) $15,451,362.50 of such proceeds were used by Borrower on the Second Amendment Date to repay in full all of the Indebtedness due and owing by Borrower to Sillerman II and the Permitted Noteholders under the Sillerman II Note, (ii) $1,500,375 of such proceeds were used by Borrower on the Second Amendment Date to repay in full that certain Promissory Note dated December 10, 2013 made by Borrower in favor of Sillerman II in the original principal amount of $1,500,000 and (iii) $3,048,262.50 of such proceeds were used by Borrower on and after the Second Amendment Date for working capital and other general corporate purposes and (c) on and after the Fourth Amendment Date in the aggregate principal amount of $5,000,000 shall be used by Borrower solely for working capital and other general corporate purposes.  Lender shall have no liability, obligation, or responsibility whatsoever with respect to Borrower’s use of the proceeds of the Loans.”

(d) Section 7.1(b) of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

“(b)           Failure to Perform Certain Acts.  The failure to perform or observe any of the terms, covenants, conditions or provisions of (i) Sections 4.2, 4.3 4.4 and 4.6 and Article V hereof, (ii) Sections 10 and 12(h) of the Guaranty and (iii) Sections 4 and 5(a) of the Borrower Pledge Agreement; or”

Section 2. Conditions Precedent.  This effectiveness of this Amendment shall be subject to the satisfaction of the following conditions:

(a) the parties hereto have executed counterparts of this Amendment;

(b) Lender shall have received a legal opinion from the general counsel of Borrower, in form and substance satisfactory to Lender, covering such matters incident to the transactions contemplated by this Amendment;

(c) Lender shall have received a certificate of a Responsible Officer of Borrower satisfactory to it, evidencing (i) that this Amendment and the transactions contemplated herein, have been duly authorized and executed by all appropriate actions on the part of Borrower and (ii) the incumbency and signatures of the officers of Borrower and the organizational documents of Borrower, which may include confirmation that the organizational documents and other information certified in the Responsible Officer’s certificate of Borrower delivered to Lender on the Closing Date remains unchanged and in full force and effect, except with respect to any changes as described therein;

(d) Lender shall have received the Borrower Pledge Agreement, duly executed by Borrower;

(e) Borrower shall have deposited at least $5,000,000 in cash in the Pledged Account (as defined in the Borrower Pledge Agreement);

(f) Lender shall have received a fully executed Third Amendment to Guaranty, dated as of the date hereof, by and between Guarantor and Lender; and

(g) Borrower shall have paid all fees and expenses, as such are due and payable under Section 6 hereof.

Section 3. References.  At all times following the effectiveness of this Amendment, each reference (a) to “this Agreement” throughout the Loan Agreement, and (b) to “the Loan Agreement” throughout the other Loan Documents, shall be deemed amended to refer to the Loan Agreement as amended hereby, and as the same may be further modified, amended, consolidated, increased, renewed, supplemented and/or extended from time to time.

Section 4. Representations and Warranties.  Borrower hereby represents and warrants to Lender as follows:

(a) Representations.  Each of the representations and warranties of Borrower contained or incorporated in the Loan Agreement, as amended by this Amendment, or any other Loan Document to which Borrower is a party, is true and correct in all material respects on and as of the date hereof (except if any such representation or warranty is expressly stated to have been made as of a specific date, then as of such specific date).

(b) No Default.  No Potential Default or Event of Default has occurred and is continuing.

(c) Power and Authority; Enforceability.  Borrower has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment; this Amendment has been duly authorized by all necessary corporate action on the part of Borrower; and this Amendment has been duly and validly executed and delivered by Borrower, and constitutes Borrower’s legal, valid and binding obligations, enforceable against Borrower in accordance with its terms, subject only to Debtor Relief Laws and general principles of equity.

(d) No Counterclaims, etc.  Borrower has no counterclaims, offsets, defenses or rights of recoupment of any kind against Lender, or any of its Affiliates, under the Loan Agreement or any other Loan Document to which Borrower is a party, or any other related instrument or evidence of indebtedness.

Section 5. Ratification.  Except as modified herein, the provisions of the Loan Agreement and each of the other Loan Documents are reaffirmed, ratified and confirmed in their entirety by Borrower and shall remain unchanged and in full force and effect, and this Amendment shall not constitute a novation, extinguishment or substitution of the Obligations.

Section 6. Fees and Expenses.  In accordance with Section 8.4 of the Loan Agreement, Borrower agrees to pay Lender all Attorney Costs incurred by Lender in connection with preparing, executing, delivering and administering this Amendment.

Section 7. Miscellaneous.

(a) Governing Law; Submission to Jurisdiction.  This Amendment is governed by and shall be construed in accordance with the laws of the State of New York without giving effect to the conflicts of law principles thereof (other than Section 5-1401 of the New York General Obligations Law); Borrower further agrees to submit to the jurisdiction of New York State or federal courts as provided in the Loan Agreement.

(b) Agreements, Etc.  The terms of this Amendment may be waived, modified and amended only by an instrument in writing duly executed by Borrower and Lender.  Any such waiver, modification or amendment shall be binding upon Borrower and Lender and each of their respective successors and permitted assigns.

(c) Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the respective successors and permitted assigns of Borrower and Lender.

(d) Captions.  The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

(e) Counterparts.  This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart to this Amendment by facsimile or electronic PDF copy shall be as effective as delivery of a manually executed counterpart of this Amendment.

(f) Invalid Provisions.  If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected thereby, unless such continued effectiveness of this Amendment, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

VIGGLE INC.

By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President and Secretary

LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Corey Kozak
Name: Corey Kozak
Title: Vice President

By:	/s/ Emily S. Schroeder
Name: Emily S. Schroeder
Title: Vice President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the Obligations (as defined in the Guaranty referenced below) of Viggle Inc., a Delaware corporation (“Borrower”), under the Loan Agreement (as defined in the foregoing Amendment) and the other Loan Documents (as defined in the Loan Agreement) pursuant to his Springing Unconditional Guaranty dated as of March 11, 2013 in favor of Deutsche Bank Trust Company Americas (“Lender”) (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), hereby (a) acknowledges receipt of the foregoing Amendment; (b) consents to the terms and execution thereof; (c) reaffirms his obligations to Lender pursuant to the terms of the Guaranty after giving effect to the terms of the Amendment; and (d) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement, any other Loan Document or any of the obligations of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for the Obligations.

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantor to be duly executed as of March 7, 2014.

 /s/      Robert F.X. Sillerman
ROBERT F.X. SILLERMAN